                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                             -------------------

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 10, 1997
                                                         ---------------


                         MICROELECTRONIC PACKAGING, INC.
------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          CALIFORNIA                   0-23562                94-3142624
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(State or other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)             File Number)          Identification No.)


9350 TRADE PLACE, SAN DIEGO, CALIFORNIA                          92126
------------------------------------------------------------------------------
(Address of principal executive offices)                        Zip Code



       Registrant's telephone number, including area code:  (619) 530-1660
                                                          -------------------

                                       N/A
-----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

        On July 10, 1997, The Development Bank of Singapore Limited, one of the Company's and its subsidiaries largest creditors ("DBS"), appointed a Receiver and Manager to liquidate the assets of Microelectronic Packaging (S) Pte. Ltd. ("MPS"), which is a wholly owned subsidiary of Microelectronic Packaging, Inc. (the "Company" or "MPI"). DBS exercised its option to appoint a receiver under the terms of a Deed of Debenture dated November 27, 1984 (as amended) between DBS and MPS.

        On July 11, 1997, the Receiver, with the approval of the Company, sold substantially all of MPS's inventory for $995,000 to Micropac Technology Pte. Ltd. ("Micropac"). The specialized business of MPS and the inability of Receivers and Managers to provide certification of conformance, reliability and warranty led MPS management to conclude that the market value of MPS' inventory to any other party is minimal, and that the offer of $995,000 was very reasonable. Micropac is a newly-formed business unit of Innoventure (S) Pte. Ltd. ("Innoventure"), an Indonesian company. Innoventure has partially manufactured the ceramic packages sold by MPS and is not affiliated with MPI or its subsidiaries or any officer or director thereof. MPI and Micropac are negotiating a profit sharing or similar agreement in consideration for MPI's assisting Micropac in establishing client/customer relationships and providing technical assistance and training. The Company anticipates that the receiver will complete the liquidation of MPS within the next several months. The Company currently expects that DBS will be fully repaid by this process, thus, avoiding the potential of DBS calling on MPI's guarantee of MPS's obligations to DBS. There can be no assurance that such debt will be fully paid.

        MPS has approximately $9,700,000 of customer loans which have been guaranteed by MPI and are not expected to be extinguished through the liquidation of MPS. As a result, these loans have been transferred to MPI and are included in the "Pro Forma Consolidated" figures of the March 31, 1997 balance sheet.

        As of July 10, 1997, all of MPS's employees were terminated. A substantial portion of these employees were immediately hired by Micropac.

Item 7.   Financial Statements and Exhibits

(b)     Index to Pro Forma Financial Information:

        Page No.   Description
        --------   -----------
            4      Introduction to Unaudited Pro Forma Condensed Consolidated
                   Financial Information

            5 Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1997

            6      Unaudited Pro Forma Condensed Consolidated Statement of
                   Operations for the Year Ended December 31, 1996

            7      Unaudited Pro Forma Condensed Consolidated Statement of
                   Operations for the Three Months Ended March 31, 1997

            8      Notes to Unaudited Pro Forma Condensed Consolidated Financial
                   Information

(c)     Exhibits       The following documents are filed as exhibits to this
                       report.

        Exhibit No.    Description
        -----------    -----------
          10.94        Letter dated July 10, 1997 -- Appointment of Receivers
                       and Managers

          10.95        Letter dated July 8, 1997 -- Acquisition of Inventory of
                       Microelectronic Packaging (S) Pte Ltd

          10.96        Letter dated July 10, 1997 - Acceptance of Acquisition of
                       Inventory of Microelectronic Packaging (S) Pte Ltd

          10.97        Press Release Dated July 10, 1997

                         MICROELECTRONIC PACKAGING, INC.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Introduction:

The following Unaudited Pro Forma Condensed Consolidated Financial Information is presented to illustrate the financial statement effect of the liquidation, as described in Item 2 of this Form 8-K, of MPS, which was engaged in the development of pressed ceramic packaging, and should be read in conjunction with the historical financial statements of MPI contained in its Annual Report on Form 10-K for the year ended December 31, 1996 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 1997.

The accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet adjusts the historical condensed consolidated balance sheet of MPI at March 31, 1997, as if the liquidation had occurred as of that date.

The accompanying Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996 adjusts the results of operations of MPI for the year ended December 31, 1996 as if the liquidation had occurred as of the first day of that period. The accompanying Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 1997 adjusts the results of operations of MPI for the three months ended March 31, 1997 assuming a continuation of the Unaudited Pro Forma Condensed Statement of Operations for the year ended December 31, 1996.

The accompanying Unaudited Pro Forma Condensed Consolidated Financial Information and this description have been included as required by the rules of the Securities and Exchange Commission and are provided for illustrative purposes only. The pro forma financial information does not purport to be indicative of the results which would have been obtained if MPI's liquidation of MPS had been effected on the date or dates indicated or which may be obtained in the future.

                         MICROELECTRONIC PACKAGING, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1997

                                                                    Pro Forma          Pro Forma
                                                  Historical       Adjustments       Consolidated
-------------------------------------------------------------------------------------------------
ASSETS

Current assets:

    Cash                                          $  2,949,000   $    (312,000)(1)   $  2,637,000

    Accounts receivable, net                         4,732,000      (3,014,000)(1)      1,718,000

    Inventories                                     13,560,000      (3,335,000)(1)     10,225,000

    Other current assets                               879,000        (651,000)(1)        228,000
-------------------------------------------------------------------------------------------------
       Total current assets                         22,120,000      (7,312,000)(1)     14,808,000

Property, plant and equipment, net                   3,264,000      (2,675,000)(1)        589,000

Other non-current assets                               874,000        (509,000)(1)        365,000
-------------------------------------------------------------------------------------------------
                                                  $ 26,258,000    $(10,496,000)      $ 15,762,000
=================================================================================================

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:

    Line of credit borrowings, due on demand      $  2,891,000    $ (2,809,000)(1)   $     82,000

    Debt in default, due on demand                   7,931,000      (1,731,000)(1)      6,200,000

    Current portion of long-term debt                  875,000        (108,000)(1)        767,000

    Accounts payable                                17,255,000      (3,342,000)(1)     13,913,000

    Accrued liabilities                              2,168,000        (889,000)(1)      1,279,000

    Deferred revenue                                   451,000           --               451,000

    Current liabilities of
     discontinued operations, net                   20,429,000           --            20,429,000
-------------------------------------------------------------------------------------------------
       Total current liabilities                    52,000,000      (8,879,000)        43,121,000

Long-term debt, less current portion                 4,390,000        (133,000)(1)      4,257,000

Total shareholders' deficit                        (30,132,000)     (1,484,000)(1)    (31,616,000)
-------------------------------------------------------------------------------------------------
                                                  $ 26,258,000    $(10,496,000)      $ 15,762,000
=================================================================================================

See accompanying notes to unaudited pro forma condensed consolidated financial information.

                         MICROELECTRONIC PACKAGING, INC.
             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                 OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996

                                                 Historical         Pro Forma          Pro Forma
                                                  (Audited)        Adjustments        Consolidated
--------------------------------------------------------------------------------------------------
Net sales                                        $  55,988,000  $(33,567,000)(1)    $ 22,421,000

Cost of goods sold                                  48,778,000   (29,492,000)(1)      19,286,000
--------------------------------------------------------------------------------------------------
Gross profit                                         7,210,000    (4,075,000)          3,135,000

Selling, general and administrative                  8,260,000    (4,452,000)(1)       3,808,000

Impairment of long-lived assets                      6,163,000    (6,163,000)(1)           --

Engineering and product development                  2,717,000    (2,051,000)(1)         666,000
--------------------------------------------------------------------------------------------------
    Income (loss) from operations                   (9,930,000)    8,591,000          (1,339,000)

Other income (expense):

    Interest (expense), net                         (2,032,000)      628,000 (1)      (1,404,000)

    Foreign exchange gain (loss)                       292,000      (298,000)(1)          (6,000)

    Other income, net                                  369,000      (270,000)(1)          99,000
--------------------------------------------------------------------------------------------------
Income (loss) from continuing operations           (11,301,000)    8,651,000          (2,650,000)

Discontinued operations:

    Loss from operations                            (1,196,000)         --            (1,196,000)
    Estimated loss on disposal of multilayer
       ceramics operations, including
       provision of $1,580,000 for operating
       losses through disposal date                (29,345,000)         --           (29,345,000)
--------------------------------------------------------------------------------------------------
Net loss                                          $(41,842,000)  $ 8,651,000        $(33,191,000)
==================================================================================================
Weighted average number of shares
    outstanding                                      5,445,000     5,445,000           5,445,000
==================================================================================================
Net loss per common share:
    Loss from continuing operations               $     (2.07)   $      1.58        $      (0.49)
    Discontinued operations                             (5.61)            --               (5.61)
==================================================================================================

Net loss per share                                $     (7.68)   $      1.58        $      (6.10)
==================================================================================================

See accompanying notes to unaudited pro forma condensed consolidated financial information.

                         MICROELECTRONIC PACKAGING, INC.
             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                 OPERATIONS FOR THE QUARTER ENDED MARCH 31, 1997

                                                               Pro Forma         Pro Forma
                                               Historical     Adjustments       Consolidated
---------------------------------------------------------------------------------------------
Net sales                                     $13,894,000    $(5,435,000)(1)     $8,459,000

Cost of goods sold                             13,177,000     (5,652,000)(1)      7,525,000
---------------------------------------------------------------------------------------------
Gross profit                                      717,000        217,000            934,000

Selling, general and administrative             1,718,000       (429,000)(1)      1,289,000

Engineering and product development               339,000       (231,000)(1)        108,000
 --------------------------------------------------------------------------------------------
    Income (loss) from operations              (1,340,000)       877,000           (463,000)

Other income (expense):

    Foreign exchange gain                         303,000       (297,000)(1)          6,000

    Interest (expense), net                      (390,000)       141,000 (1)       (249,000)

    Other income, net                             208,000        (40,000)(1)        168,000
---------------------------------------------------------------------------------------------

Net income (loss)                            $ (1,219,000)    $  681,000         $ (538,000)
=============================================================================================

Weighted average shares used in per share
    calculation                                 9,040,000      9,040,000          9,040,000
===========================================================================================

Net income (loss) per share                  $      (0.13)    $     0.07         $    (0.06)
===========================================================================================

See accompanying notes to unaudited pro forma condensed consolidated financial information.

                         MICROELECTRONIC PACKAGING, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION


NOTE 1 - BASIS OF PRESENTATION

Reference is made to the "Introduction" on Page 4.


NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma adjustments to the condensed consolidated financial information are as follows:

(1) To reflect the following: (a) the application of the estimated proceeds from the sale of MPS's assets of $9,000,000 to reduce borrowings of MPS;
        (b) the retention of debt obligations of MPS which were previously guaranteed by MPI; (c) the elimination of unsecured liabilities; and (d) the removal of the revenues, cost of sales, operating and applicable interest expenses of MPS from the consolidated operations of the Company.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Microelectronic Packaging, Inc.
                                          -------------------------------
                                                   (Registrant)

July 18, 1997                             By: /s/ DENIS J. TRAFECANTY
                                              ----------------------------------
                                              Name:    Denis J. Trafecanty
                                              Title:   Senior Vice President and
                                                       Chief Financial Officer

                         MICROELECTRONIC PACKAGING, INC.
                                  EXHIBIT INDEX
                                   TO FORM 8-K

Exhibit No.    Description
-----------    -----------
  10.94        Letter dated July 10, 1997 -- Appointment of Receivers and
                 Managers

  10.95        Letter dated July 8, 1997 -- Acquisition of Inventory of
                 Microelectronic Packaging (S) Pte Ltd

  10.96        Letter dated July 10, 1997 - Acceptance of Acquisition of
                 Inventory of Microelectronic Packaging (S) Pte Ltd

  10.97        Press Release Dated July 10, 1997